Supplementary Information to the Consolidated Statements of Profit or Loss and Other Comprehensive Income or Loss (Schedule of Cost of Revenue License) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Statement of comprehensive income [abstract]
Salary and benefits	$ 0	$ 4	$ 38
Royalties payments	20	0	280
Total Royalties payments	$ 20	$ 4	$ 318